Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500; Fax (616) 866-0257

FOR IMMEDIATE RELEASE
CONTACT: Michael D. Stornant
(616) 866-5728

WOLVERINE WORLDWIDE REPORTS FIRST QUARTER RESULTS AND REITERATES COMPANY’S STRENGTH TO NAVIGATE COVID-19

ROCKFORD, Mich., April 22, 2020 - Wolverine World Wide, Inc. (NYSE: WWW) today reported financial results for the first quarter ended March 28, 2020, and updated its actions related to the COVID-19 pandemic.

“Following record financial results in the fourth quarter of 2019, the Company delivered strong Q1 earnings results, despite challenging conditions caused by the COVID-19 pandemic late in the quarter,” said Blake W. Krueger, Wolverine Worldwide’s Chairman, Chief Executive Officer and President. “While prioritizing the health and wellbeing of our global team, we have quickly initiated a comprehensive set of measures over the last 30 days to proactively strengthen the Company’s financial position, liquidity, and balance sheet in the face of the ongoing pandemic. Our supply chain and distribution centers continue to operate, enabling strong eCommerce growth and continued wholesale shipments. We believe our agile business model, which includes our well-established global distribution network and fast-growing digital channels, is well-suited for the future consumer landscape. Many of our brands are resonating with consumers faced with shelter-in-place restrictions, and our eCommerce business has accelerated following the close of the first quarter. We believe the Company is strong, well positioned to navigate the current challenges, and will emerge even stronger.”

LIQUIDITY AND CASH FLOW UPDATE
The Company has prioritized liquidity, cash preservation, and asset management in response to the current environment. Over $500 million in cash preservation initiatives have been implemented, which are now expected to enable the Company to generate $150 million to $200 million of operating cash flow in 2020. The key initiatives include:

•	Drawing down the remainder of its revolving credit line, a total of $367 million.

•	Reducing planned inventory receipts by approximately $300 million, resulting in an expected meaningful decline in year-end inventory compared to the prior year.

•	Postponing $25 million of capital expenditures scheduled for 2020 until business conditions stabilize.

•
Reducing planned operating expenses by an estimated $100 million for the remainder of 2020, including the implementation of select furloughs, organizational changes, and compensation changes for the Company's management team.

FIRST-QUARTER 2020 REVIEW

•	Reported revenue was $439.3 million, down 16.1% versus the prior year. On a constant currency basis, revenue was down 15.6% versus the prior year. Owned eCommerce growth for the quarter was 17.5%.

•	Reported gross margin was 41.4%, compared to 42.1% in the prior year, in line with expectations.

•	Reported operating margin was 3.8%, compared to 10.0% in the prior year. Adjusted operating margin was 6.9%, compared to 10.9% in the prior year.

•
Reported diluted earnings per share were $0.16, compared to $0.43 in the prior year. Adjusted diluted earnings per share were $0.28, and, on a constant currency basis, were $0.29, compared to $0.49 in the prior year.

•	Inventory at the end of the quarter was up 8.4% versus the prior year and, excluding new businesses, was up 5.2%.

•	Cash used in operating activities in the quarter was $76.6 million, compared to $132.4 million the prior year.

•	Cash on hand at the end of the first quarter was $472.6 million.

“The Company’s response to the current situation has been proactive and deliberate,” said Mike Stornant, Senior Vice President and Chief Financial Officer. “As a result, we expect the Company to deliver $150 million to $200 million of operating cash flow for the year in a very challenging global retail landscape. Our strong balance sheet and experience as disciplined operators provide critical advantages, and our business model enables great flexibility to optimize profits and cash flow. Based on all of our proactive measures, we expect to be well within the requirements of our current financial covenants throughout the year.”

NON-GAAP FINANCIAL MEASURES
Measures referred to as "adjusted" financial results exclude environmental and other related costs and environmental cost recoveries, costs related to the COVID-19 pandemic, including reorganization and credit loss expenses. The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to our current period reported results.

The Company has provided a reconciliation of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability of current period results to the prior period by adjusting for certain items that may not be indicative of core operating results and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 8:30 a.m. EST to discuss these results and current business trends. The conference call will be broadcast live and accessible under the “Investor Relations” tab at www.wolverineworldwide.com. A replay of the conference call will be available at the Company's website for a period of approximately 30 days.

ABOUT WOLVERINE WORLDWIDE
With a commitment to service and product excellence, Wolverine World Wide, Inc. is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children’s and uniform footwear and apparel. The Company’s portfolio of highly recognized brands includes: Merrell®, Sperry®, Hush Puppies®, Saucony®, Wolverine®, Keds®, Stride Rite®, Chaco®, Bates® and HYTEST®. The Company also is the global footwear licensee of the popular brands Cat® and Harley-Davidson®. The Company’s products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s expectations regarding its cash preservation initiatives, cash flow, inventory and reduction in expenses for 2020. In addition, words such as "estimates," "anticipates," "believes," "forecasts," "step," "plans," "predicts," "focused," "projects," "outlook," "is likely," "expects," "intends," "should," "will," "confident," variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the effects of the COVID-19 pandemic on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, which will depend on numerous evolving factors that the Company cannot currently accurately predict or assess, including: the duration and scope of the pandemic; the negative impact on global and regional markets, economies and economic activity, including the duration and magnitude of its impact on unemployment rates and consumer discretionary spending and levels of consumer confidence; actions governments, businesses and individuals take in response to the pandemic; the effects of the pandemic, including all of the foregoing, on the Company's distributors, suppliers, joint venture partners and other counterparties, and how quickly economies and demand for the Company’s products recover after the pandemic subsides; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar event; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except earnings per share)

	Quarter Ended
	March 28, 2020	March 30, 2019
Revenue	$439.3	$523.4
Cost of goods sold	257.5	303.2
Gross profit	181.8	220.2
Gross margin	41.4%	42.1%

Selling, general and administrative expenses	156.1	164.0
Environmental and other related costs	8.8	3.8
Operating expenses	164.9	167.8
Operating expenses as a % of revenue	37.5%	32.1%

Operating profit	16.9	52.4
Operating margin	3.8%	10.0%

Interest expense, net	7.8	6.9
Other income, net	(0.6)	(1.3)
Total other expenses	7.2	5.6
Earnings before income taxes	9.7	46.8

Income tax expense (benefit)	(3.1)	6.2
Effective tax rate	(32.3)%	13.2%

Net earnings	12.8	40.6

Less: net earnings (loss) attributable to noncontrolling interests	(0.2)	0.1
Net earnings attributable to Wolverine World Wide, Inc.	$13.0	$40.5
Diluted earnings per share	$0.16	$0.43

Supplemental information:
Net earnings used to calculate diluted earnings per share	$12.8	$39.7
Shares used to calculate diluted earnings per share	82.0	91.8
Weighted average shares outstanding	81.4	91.0

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	March 28, 2020	March 30, 2019
ASSETS
Cash and cash equivalents	$472.6	$80.6
Accounts receivables, net	323.4	375.5
Inventories, net	405.3	374.0
Other current assets	50.4	45.4
Total current assets	1,251.7	875.5
Property, plant and equipment, net	138.3	133.0
Lease right-of-use assets	158.3	157.2
Goodwill and other indefinite-lived intangibles	1,039.2	1,030.4
Other noncurrent assets	166.2	155.2
Total assets	$2,753.7	$2,351.3

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$282.3	$227.5
Lease liabilities	34.9	28.6
Current maturities of long-term debt	12.5	10.0
Borrowings under revolving credit agreements	790.0	326.0
Total current liabilities	1,119.7	592.1
Long-term debt	423.6	435.3
Lease liabilities, noncurrent	145.0	147.3
Other noncurrent liabilities	329.5	259.3
Stockholders' equity	735.9	917.3
Total liabilities and stockholders' equity	$2,753.7	$2,351.3

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Quarter Ended
	March 28, 2020	March 30, 2019
OPERATING ACTIVITIES:
Net earnings	$12.8	$40.6
Adjustments to reconcile net earnings to net cash used in operating activities:
Depreciation and amortization	7.8	7.2
Deferred income taxes	(12.6)	(0.4)
Stock-based compensation expense	2.7	6.6
Pension and SERP expense	2.1	1.4
Environmental and other related costs, net of cash payments and recoveries received	49.6	(1.0)
Other	5.8	(6.0)
Changes in operating assets and liabilities	(144.8)	(180.8)
Net cash used in operating activities	(76.6)	(132.4)

INVESTING ACTIVITIES:
Business acquisition, net of cash acquired	(5.5)	—
Additions to property, plant and equipment	(3.6)	(7.8)
Other	(0.2)	(0.1)
Net cash used in investing activities	(9.3)	(7.9)

FINANCING ACTIVITIES:
Net borrowings under revolving credit agreements	430.0	201.0
Payments on long-term debt	(2.5)	—
Payments of debt issuance and debt extinguishment costs	—	(0.3)
Cash dividends paid	(9.0)	(7.9)
Purchase of common stock for treasury	(21.0)	(103.1)
Employee taxes paid under stock-based compensation plans	(19.7)	(16.3)
Proceeds from the exercise of stock options	1.5	4.1
Net cash provided by financing activities	379.3	77.5

Effect of foreign exchange rate changes	(1.4)	0.3
Increase (decrease) in cash and cash equivalents	292.0	(62.5)

Cash and cash equivalents at beginning of the year	180.6	143.1
Cash and cash equivalents at end of the quarter	$472.6	$80.6

The following tables contain information regarding the non-GAAP financial measures used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q1 2020 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2020-Q1	Foreign Exchange Impact	Constant Currency Basis 2020-Q1	GAAP Basis 2019-Q1	Constant Currency Growth (Decline)	Reported Growth (Decline)
REVENUE
Wolverine Michigan Group	$247.8	$1.7	$249.5	$302.7	(17.6)%	(18.1)%
Wolverine Boston Group	182.1	0.9	183.0	204.8	(10.6)	(11.1)
Other	9.4	—	9.4	15.9	(40.9)	(40.9)
Total	$439.3	$2.6	$441.9	$523.4	(15.6)%	(16.1)%

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted

Operating Profit (Loss) - Fiscal 2020 Q1	$16.9	$13.4	$30.3

Operating margin	3.8%		6.9%

Operating Profit - Fiscal 2019 Q1	$52.4	$4.8	$57.2

Operating margin	10.0%		10.9%
(1)    Q1 2020 adjustments reflect $8.8 million of environmental and other related costs, and $4.6 million of costs related to the COVID-19 pandemic and other reorganization costs. Q1 2019 adjustments include $3.8 million of environmental and related costs and $1.0 million of other costs.

RECONCILIATION OF REPORTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
TO ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	As Adjusted

Selling, general and administrative expenses - Fiscal 2020 Q1	$164.9	$13.4	$151.5

Selling, general and administrative expenses - Fiscal 2019 Q1	$167.8	$4.8	$163.0
(1)    Q1 2020 adjustments reflect $8.8 million of environmental and other related costs, and $4.6 million of costs related to the COVID-19 pandemic and other reorganization costs. Q1 2019 adjustments include $3.8 million of environmental and related costs and $1.0 million of other costs.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2020 Q1	$0.16	$0.12	$0.28	$0.01	$0.29

EPS - Fiscal 2019 Q1	$0.43	$0.06	$0.49
(1)    Q1 2020 adjustments reflect environmental and other related costs, costs related to the COVID-19 pandemic, including reorganization and credit loss expenses. Q1 2019 adjustments include environmental and related costs and other costs.

*
To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if environmental and other related costs, costs related to the COVID-19 pandemic, including reorganization and credit loss expenses were excluded. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to our current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.